SGI Reports Fiscal Second Quarter 2016 Financial Results

Return to Non-GAAP Profitability as UV for HPDA Gains Momentum

MILPITAS, CA -- (Marketwired - January 27, 2016) - SGI (NASDAQ: SGI), a global leader in high performance solutions for compute, data analytics and data management, today reported financial results for its fiscal second quarter ended December 25, 2015. The data in this release is presented on both a GAAP and non-GAAP basis and a reconciliation of GAAP to non-GAAP measures is included in the financial tables in this press release.

Total revenue for the second quarter was $152 million compared to $138 million in the second quarter of 2015. GAAP net loss for the second quarter was $0.5 million, or $(0.01) per share compared with a net loss of $10 million, or $(0.30) per share in the second quarter of 2015. Non-GAAP net income in the second quarter was $5 million, or $0.14 per share compared with net income of $0.1 million, or breakeven per share in the same quarter a year ago.

"The second quarter results marked our return to non-GAAP profitability with improvements in both the top and bottom line," said Jorge Titinger, President and CEO. "We made significant progress in our high performance data analytics business as we surpassed $10 million in revenue this quarter. We also continued to gain traction winning large deals in HPC such as the recent NCAR award in the weather vertical."

Recent Highlights

  The National Center for Atmospheric Research ("NCAR") selected SGI's ICE XA to build one of the world's most advanced computer systems that will be used to develop models able to predict climate change and severe weather events on a global scale well into the future.

  SGI delivered and put in production one of the fastest supercomputers in Latin America to CINVESTAV, which is expected to rank in the TOP500 supercomputers in the world. This new supercomputer will be used for modeling and research in earth and life sciences and was selected for its leading energy efficiency and flexible compute power.

  The Nagaoka University of Technology recently chose SGI's family of servers for its Information Processing Centre. As demand outpaced capacity, the SGI solution was the preferred choice for the university to significantly improve both performance and capacity for its users.

Outlook

Consistent with its previously provided outlook for the full year, the company continues to expect:

  Revenue in the range of $600 to $625 million, or year-over-year growth of 15 - 20%;
  Non-GAAP gross margin between 26% and 27%;
  Non-GAAP operating expenses flat to down 5% year-over-year;
  Non-GAAP net income in the range of $0.25 to $0.35 per share after excluding approximately $17 million of adjustments; and
  GAAP net loss in the range of $(0.11) to $(0.21) per share.

For the third quarter, we expect to be profitable on a non-GAAP basis at approximately $140 million in revenue.

Conference Call and Webcast

SGI's second quarter fiscal 2016 financial results conference call is scheduled to take place on Wednesday, January 27, 2016 at 1:30 p.m. PT (4:30 p.m. ET). A live webcast of the company's earnings conference call will be available simultaneously on the Investor Relations section of the company's website at investors.sgi.com. A replay of the webcast will also be available approximately two hours after the conclusion of the conference call and will remain available until next quarter.

The earnings conference call can also be accessed by dialing (888) 463-5422 (toll-free) or (970) 315-0484 (international) and entering the confirmation code: 17957979. An audio replay of the conference call will also be made available approximately two hours after the conclusion of the call. The audio replay will remain available for five days and can be accessed by dialing (855) 859-2056 (toll-free) or (404) 537-3406 (international) and entering the confirmation code: 17957979.

About SGI

SGI is a global leader in high performance solutions for compute, data analytics and data management that enable customers to accelerate time to discovery, innovation and profitability. Visit sgi.com for more information.

Connect with SGI on Twitter (@sgi_corp), YouTube (youtube.com/sgicorp), Facebook (facebook.com/sgiglobal) and LinkedIn (linkedin.com/company/sgi).

Forward Looking Statements

The statements made in this press release regarding projected financial results, including SGI's growth strategy, outlook regarding future profitability and positive cash generation, as well as certain statements made in the earnings conference call, are forward-looking statements within the meaning of the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Actual results could differ materially from those described by these statements due to a number of factors, including, but not limited to the following: sales to U.S. government entities, which are subject to the government's budgetary constraints; customer concentration risks; fluctuations in the buying patterns and sizes of customer orders from one quarter to the next; increased competition causing SGI to sell products or services at lower margins than expected; lengthy acceptance cycles of SGI's products by certain customers and their effects on SGI's revenue and liquidity; development or product delivery delays, delays in obtaining necessary components from suppliers or delays in customer acceptance once products are delivered; the addition of new customers or loss of existing customers; unexpected changes in the price for, and the availability of, components from SGI's suppliers; SGI's ability to enhance its products with new and better designs and functionality; actions taken by competitors, such as new product announcements or introductions or changes in pricing; market acceptance of newer products; and risks related to SGI's term loan. Some of these risks and uncertainties are described in more detail in SGI's most recent Forms 10-K and 10-Q and other filings with the Securities and Exchange Commission ("SEC") and are available at the SEC's web site at http://www.sec.gov. Forward-looking statements are made based on information available to the company on the date of this press release. The company assumes no obligation to update the information in this press release.

Use of Non-GAAP Financial Measures

This press release and the related earnings conference call include financial measures that are not determined in accordance with U.S. generally accepted accounting principles ("GAAP"), including non-GAAP gross margin, non-GAAP net income (loss) and non-GAAP basic and diluted net income (loss) per share. These non-GAAP measures are not based on any comprehensive set of accounting rules or principles and management exercises judgment in determining which items should be excluded in the calculation of non-GAAP measures. In addition, these non-GAAP measures may be different from non-GAAP measures used by other companies. While we believe that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP, we believe that non-GAAP measures are valuable in evaluating the company's operating performance and analyzing our business operations. Management may exclude the following items from one or more of non-GAAP measures: (1) share-based compensation; (2) amortization and impairment of intangible assets; (3) restructuring and severance charges; (4) excess and obsolete inventory write-offs; (5) gains or losses on investments; and (6) other non-recurring costs. Pursuant to the requirements of SEC Regulation G, a detailed reconciliation between GAAP and non-GAAP financial results is provided in this press release. The adjustments made should not be construed as an inference that all such adjustments or costs are unusual, infrequent or non-recurring. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in this release and SGI's SEC filings.

For a full reconciliation of historical non-GAAP measures referenced in this press release or today's presentation to the comparable measures under GAAP, please refer to the company's press releases on its website at www.sgi.com.

© 2016 Silicon Graphics International Corp. All rights reserved. SGI and the SGI logo are trademarks or registered trademarks of Silicon Graphics International Corp. or its subsidiaries in the United States and/or other countries. All other trademarks are property of their respective holders.

                    Silicon Graphics International Corp.
         UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  (In thousands, except per share amounts)

                         Three Months Ended           Six Months Ended
                     --------------------------  --------------------------
                     December 25,  December 26,  December 25,  December 26,
                         2015          2014          2015          2014
                     ------------  ------------  ------------  ------------

Revenue              $    151,826  $    138,150  $    278,133  $    249,851
Cost of revenue           111,001       101,341       208,844       180,670
                     ------------  ------------  ------------  ------------

Gross profit               40,825        36,809        69,289        69,181
                     ------------  ------------  ------------  ------------

Operating expenses:
  Research and
   development             12,987        14,779        26,167        27,979
  Sales and marketing      13,826        16,780        26,394        32,641
  General and
   administrative          12,604        15,254        24,511        28,559
  Restructuring                 -             -             -           116
                     ------------  ------------  ------------  ------------
    Total operating
     expenses              39,417        46,813        77,072        89,295
                     ------------  ------------  ------------  ------------

Income (loss) from
 operations                 1,408       (10,004)       (7,783)      (20,114)
                     ------------  ------------  ------------  ------------

  Interest expense,
   net                     (2,027)          (58)       (4,056)         (100)
  Other income
   (expense), net             540          (247)          437          (104)
                     ------------  ------------  ------------  ------------
    Total other
     expense, net          (1,487)         (305)       (3,619)         (204)
                     ------------  ------------  ------------  ------------
Loss before income
 taxes                        (79)      (10,309)      (11,402)      (20,318)
Income tax provision          400           129           649           453

                     ------------  ------------  ------------  ------------
Net loss             $       (479) $    (10,438) $    (12,051) $    (20,771)
                     ============  ============  ============  ============

Basic and diluted net
 loss per share      $      (0.01) $      (0.30) $      (0.34) $      (0.60)
                     ============  ============  ============  ============

Shares used in
 computing basic and
 diluted net loss per
 share                     35,531        34,375        35,352        34,399
                     ============  ============  ============  ============

Share-based compensation by
 category is as follows:

Cost of revenue      $        412  $        566  $        937  $      1,032
Research and
 development                  495           659         1,201         1,218
Sales and marketing           451           764           969         1,565
General and
 administrative             1,809         2,182         3,967         3,855
                     ------------  ------------  ------------  ------------
Total                $      3,167  $      4,171  $      7,074  $      7,670
                     ============  ============  ============  ============

                    Silicon Graphics International Corp.
               UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
                               (In thousands)

                                                  December 25,    June 26,
                                                      2015          2015
                                                  ------------  ------------
                      ASSETS
Current assets:
  Cash and cash equivalents                       $     68,410  $     67,191
  Current portion of restricted cash                     2,109         2,109
  Accounts receivable, net                             103,758       118,219
  Inventories                                           66,026        82,832
  Current portion of deferred cost of revenue           12,850        12,108
  Prepaid expenses and other current assets             10,187        17,547
                                                  ------------  ------------
    Total current assets                               263,340       300,006
Non-current portion of restricted cash                   2,135         2,251
Property and equipment, net                             41,108        38,480
Goodwill and Intangible assets, net                     11,001        11,303
Non-current portion of deferred cost of revenue         11,630         9,648
Other non-current assets                                27,025        25,896

                                                  ------------  ------------
    Total assets                                  $    356,239  $    387,584
                                                  ============  ============

       LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                $     46,122  $     48,677
  Accrued compensation                                  16,178        17,797
  Short-term debt, net of unamortized debt
   issuance costs                                        3,978         3,096
  Current portion of deferred revenue                   82,431        96,473
  Other current liabilities                             21,441        33,180
                                                  ------------  ------------
    Total current liabilities
Long-tem debt, net of unamortized debt issuance
 costs                                                  66,067        65,581
Non-current portion of deferred revenue                 45,267        43,781
Long-term income taxes payable                           7,698         8,420
Retirement benefit obligations                           9,057         9,330
Other non-current liabilities                            7,943         7,871
                                                  ------------  ------------
    Total liabilities                                  306,182       334,206

Stockholders' equity                                    50,057        53,378
                                                  ------------  ------------
      Total liabilities and stockholders' equity  $    356,239  $    387,584
                                                  ============  ============

                    Silicon Graphics International Corp.
       RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES
                   (In thousands, except per share data)
                                (Unaudited)

                                      Three Months Ended
                   --------------------------------------------------------
                                       December 25, 2015
                      Net                     Gross Profit        Operating
                                       -------------------------
                    (Loss) /
                     Income     EPS    Product  Service   Total    Expenses
                   ---------  -------  -------  -------  -------  ---------
GAAP               $    (479) $ (0.01) $25,634  $15,191  $40,825  $  39,417

  Share-based   (1)
   compensation        3,167     0.09       98      314      412     (2,755)
  Amortization  (1)
   of acquired
   intangibles           192        -      175        -      175        (17)
  Restructuring (2)
   and severance         730     0.02        -        -        -       (730)
  Other non-    (2)
   recurring
   items               1,396     0.04        -      (12)     (12)    (1,408)
                   ---------  -------  -------  -------  -------  ---------
Non-GAAP           $   5,006  $  0.14  $25,907  $15,493  $41,400  $  34,507
                   =========  =======  =======  =======  =======  =========

Gross Margin
  Gross margin
   on a GAAP
   basis                                  22.3%    41.2%    26.9%
  Gross margin
   on a Non-GAAP
   basis                                  22.5%    42.1%    27.3%

Weighted average
 shares used in
 computing:
  Basic net loss
   per share                   35,531
  Diluted net
   income per
   share                       36,021

                                      Three Months Ended
                   --------------------------------------------------------
                                       December 26, 2014
                      Net                     Gross Profit        Operating
                                       -------------------------
                    (Loss) /
                     Income     EPS    Product  Service   Total    Expenses
                   ---------  -------  -------  -------  -------  ---------
GAAP               $ (10,438) $ (0.30) $21,547  $15,262  $36,809  $  46,813

  Share-based   (1)
   compensation        4,171     0.12      122      444      566     (3,605)
  Amortization  (1)
   of acquired
   intangibles         1,310     0.04      900        -      900       (410)
  Restructuring (2)
   and severance       3,792     0.11        8      693      701     (3,091)
  Other non-    (2)
   recurring
   items               1,268     0.03        -       10       10     (1,258)
                   ---------  -------  -------  -------  -------  ---------
Non-GAAP           $     103  $ (0.00) $22,577  $16,409  $38,986  $  38,449
                   =========  =======  =======  =======  =======  =========

Gross Margin
  Gross margin
   on a GAAP
   basis                                  21.5%    40.3%    26.6%
  Gross margin
   on a Non-GAAP
   basis                                  22.5%    43.3%    28.2%

Weighted average
 shares used in
 computing:
  Basic net loss
   per share                   34,375
  Diluted net
   income per
   share                       35,134

                                      Three Months Ended
                   --------------------------------------------------------
                                      September 25, 2015
                      Net                     Gross Profit        Operating
                                       -------------------------
                      Loss      EPS    Product  Service   Total    Expenses
                   ---------  -------  -------  -------  -------  ---------
GAAP               $ (11,572) $ (0.33) $14,180  $14,284  $28,464  $  37,655

  Share-based   (1)
   compensation        3,907     0.11      109      416      525     (3,382)
  Amortization  (1)
   and
   impairment of
   acquired
   intangibles            92        -       75        -       75        (17)
  Restructuring (2)
   and severance         944     0.03        -      123      123       (821)
  Other non-    (2)
   recurring
   items               1,283     0.04        -       23       23     (1,260)
                   ---------  -------  -------  -------  -------  ---------
Non-GAAP           $  (5,346) $ (0.15) $14,364  $14,846  $29,210  $  32,175
                   =========  =======  =======  =======  =======  =========

Gross Margin
  Gross margin
   on a GAAP
   basis                                  15.1%    44.3%    22.5%
  Gross margin
   on a Non-GAAP
   basis                                  15.3%    46.1%    23.1%

Weighted average
 shares used in
 computing:
  Basic and
   diluted net
   loss per
   share                       35,174

                    Silicon Graphics International Corp.
       RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES
                   (In thousands, except per share data)
                                (Unaudited)

                                        Six Months Ended
                    -------------------------------------------------------
                                       December 25, 2015
                       Net                    Gross Profit        Operating
                                       -------------------------
                      Loss      EPS    Product  Service   Total    Expenses
                    --------  -------  -------  -------  -------  ---------
GAAP                $(12,051) $ (0.34) $39,814  $29,475  $69,289  $  77,072

  Share-based    (1)
   compensation        7,074     0.20      207      730      937     (6,137)
  Amortization   (1)
   and impairment
   of acquired
   intangibles           284     0.01      250        -      250        (34)
  Restructuring  (2)
   and severance       1,674     0.05        -      123      123     (1,551)
  Other non-     (2)
   recurring
   items               2,679     0.07        -       11       11     (2,668)
                    --------  -------  -------  -------  -------  ---------
Non-GAAP            $   (340) $ (0.01) $40,271  $30,339  $70,610  $  66,682
                    ========  =======  =======  =======  =======  =========

Gross Margin
  Gross margin on
   a GAAP basis                           19.0%    42.7%    24.9%
  Gross margin on
   a Non-GAAP
   basis                                  19.3%    43.9%    25.4%

Weighted average
 shares used in
 computing:
  Basic and
   diluted net
   loss per share              35,352

                                        Six Months Ended
                    -------------------------------------------------------
                                       December 26, 2014
                       Net                    Gross Profit        Operating
                                       -------------------------
                      Loss      EPS    Product  Service   Total    Expenses
                    --------  -------  -------  -------  -------  ---------
GAAP                $(20,771) $ (0.60) $37,656  $31,525  $69,181  $  89,295

  Share-based    (1)
   compensation        7,670     0.22      229      803    1,032     (6,638)
Amortization of acquired
 intangibles                     0.05    1,044        -    1,044       (481)
  Restructuring  (2)
   and severance       4,884     0.14      166      972    1,138     (3,746)
  Other non-     (2)
   recurring
   items               1,818     0.05        -       10       10     (1,808)
                    --------  -------  -------  -------  -------  ---------
Non-GAAP            $ (4,874) $ (0.14) $39,095  $33,310  $72,405  $  76,622
                    ========  =======  =======  =======  =======  =========

Gross Margin
  Gross margin on
   a GAAP basis                           21.5%    42.3%    27.7%
  Gross margin on
   a Non-GAAP
   basis                                  22.3%    44.7%    29.0%

Weighted average
 shares used in
 computing:
  Basic and
   diluted net
   loss per share              34,399

NOTE: This presentation includes certain financial measures not in conformity with Generally Accepted Accounting Principles in the United
States (non-GAAP measures). Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

(1) Adjustments to exclude certain non-cash expenses such as share-based compensation and amortization and impairment of intangible assets.
(2) Adjustments to exclude the items discussed below because such items are either operating expenses which would not otherwise have been incurred by the company in the normal course of the company's business operations or are not reflective of the company's core results over time. These items may include recurring as well as non-recurring items.

  (a) Restructuring charges and severance - Restructuring charges consist primarily of severance expense, facility closure and relocation costs.
  (b) Other non-recurring items include settlements, asset impairments, and other non-recurring items.

                    Silicon Graphics International Corp.
                           TRENDED FINANCIAL DATA
                               (In thousands)
                                (Unaudited)

                               Q2 FY16     Q2 FY15     1H FY16     1H FY15
---------------------------- ----------  ----------  ----------  ----------

Revenue
  Americas                   $   82,064  $   87,615  $  162,523  $  155,285
  APJ                            51,201      33,671      71,506      60,089
  EMEA                           18,561      16,864      44,104      34,477
---------------------------- ----------  ----------  ----------  ----------
    Total revenue            $  151,826  $  138,150  $  278,133  $  249,851
============================ ==========  ==========  ==========  ==========

Revenue
  Federal (*)                $   66,025  $   72,286  $  138,480  $  132,960
  International / Commercial     85,801      65,864     139,653     116,891
---------------------------- ----------  ----------  ----------  ----------
    Total revenue            $  151,826  $  138,150  $  278,133  $  249,851
============================ ==========  ==========  ==========  ==========

Revenue
  Product                    $  114,996  $  100,288  $  209,086  $  175,290
  Service                        36,830      37,862      69,047      74,561
---------------------------- ----------  ----------  ----------  ----------
    Total revenue            $  151,826  $  138,150  $  278,133  $  249,851
============================ ==========  ==========  ==========  ==========
Cost of revenue
  Product                    $   89,362  $   78,741  $  169,272  $  137,634
  Service                        21,639      22,600      39,572      43,036
---------------------------- ----------  ----------  ----------  ----------
    Total cost of revenue    $  111,001  $  101,341  $  208,844  $  180,670
============================ ==========  ==========  ==========  ==========
Gross margin by Product and
 Service
  Product Gross Margin             22.3%       21.5%       19.0%       21.5%
  Service Gross Margin             41.2%       40.3%       42.7%       42.3%
    Total gross margin             26.9%       26.6%       24.9%       27.7%
============================ ==========  ==========  ==========  ==========

(*) Federal revenue includes U.S. government customers, system integrators, and higher education and research institutions

Contact Information:

SGI Investor Relations
Annie Leschin
(415) 775-1788
annie@streetsmartir.com

Ben Liao
(669) 900-8090
bliao@sgi.com